                                                                               .
                                                                               .
                                                                               .

                                                                    EXHIBIT 99.9

                           DVI RECEIVABLES XIX 2003-1
                                SERVICER REPORT
                     FOR THE PAYMENT DATE DECEMBER 12, 2003

I. RECONCILIATION OF COLLECTION ACCOUNT:

  End of Period Collection Account Balance as of Prior Payment Date:                                                $ 1,000,412.12
  Available Funds:
    Contract Payments due and received in this period                                                                 6,060,870.93
    Contract Payments due in prior period(s) and received in this period                                                346,038.15
    Contract Payments received in this period for next period                                                            85,842.63
    Sales, Use and Property Tax, Maintenance, Late Charges                                                              149,236.63
    Prepayment Amounts related to early termination in this period                                                       50,941.24
    Servicer Advance                                                                                                  2,872,073.79
    Proceeds received from recoveries on previously Defaulted Contracts                                                       0.00
    Transfer from Reserve Account                                                                                     8,717,009.34
    Interest earned on Collection Account                                                                                 5,754.50
    Interest earned on SPG Account                                                                                        2,272.60
    Proceeds from repurchase of Contracts per Contribution and Servicing Agreement Section 5.03                               0.00
    Amounts paid per Contribution and Servicing Agreement Section 7.01 (Substituted contract
      < Predecessor contract)                                                                                                 0.00
    Due from Bank of America Derivative Settlement                                                                            0.00
    Any other amounts                                                                                                         0.00

                                                                                                                    --------------
  Total Available Funds                                                                                              19,290,451.93
  Less: Amounts to be Retained in Collection Account                                                                    727,917.19
                                                                                                                    --------------
  AMOUNT TO BE DISTRIBUTED                                                                                           18,562,534.74
                                                                                                                    ==============
  DISTRIBUTION OF FUNDS:
    1. To Trustee - Fees (paid from Servicers Fees, see section X.)                                                           0.00
    2. To Servicer, any unreimbursed Nonrecoverable Advances or Servicer Advances                                       483,049.89
    3. To Bank of America Derivative Settlement                                                                         240,502.78
    4. To Noteholders (See Note Principal & Interest Calculations attached)
        a) Class A1 Principal and Interest                                                                           16,826,794.23
        a) Class A2a Principal (distributed after A1 Note matures) and Interest                                          26,670.00
        a) Class A2b Principal (distributed after A2 Note matures) and Interest                                          35,325.00
        a) Class A3a Principal (distributed after A3 Note matures) and Interest                                         309,987.00
        a) Class A3b Principal (distributed after A4 Note matures) and Interest                                          74,133.33
        b) Class B Principal and Interest                                                                                26,364.76
        c) Class C Principal and Interest                                                                                35,653.97
        d) Class D Principal and Interest                                                                                28,340.66
        e) Class E Principal and Interest                                                                                68,637.33

    5. To Reserve Account for Requirement per Indenture Agreement Section 3.08                                               (0.00)
    6. To Issuer - Residual Principal and Interest and Reserve Account Distribution
        a) Residual Interest (Provided no Restricting or Amortization Event in effect)                                        0.00
        b) Residual Principal (Provided no Restricting or Amortization Event in effect)                                       0.00
        c) Reserve Account Distribution (Provided no Restricting or Amortization Event in effect)                             0.00
    7. To Servicer, Tax, Maintenance, Late Charges and Bank interest earned and any other amounts                       157,263.73
    8. To Servicer, Servicing Fee and other Servicing Compensations                                                     249,812.05
                                                                                                                    --------------
  TOTAL FUNDS DISTRIBUTED                                                                                            18,562,534.74
                                                                                                                    ==============
  End of Period Collection Account Balance {Includes Payments in Advance & Restricting
     Event Funds (if any)}                                                                                              727,917.19
                                                                                                                    ==============

II.RESERVE ACCOUNTS

Beginning Balance                                                                                       200,000.00    8,704,777.54
         - Add Investment Earnings                                                                          225.58       12,006.22
         - Add Transfer from Certificate Account (To Satisfy Reserve Account Requirement)                                    (0.00)
         - Less Distribution to Certificate Account                                                         225.58    8,716,783.76
                                                                                                        ----------  --------------
End of period balance                                                                                   200,000.00            0.00
                                                                                                        ==========  ==============

Reserve Account Requirement (Lesser of: (i) Initial Reserve Account Required Amount, or                 ----------  --------------
(ii) Sum of Class A, Class B, Class C, Class D, and Class E Note Balances.)                             200,000.00   11,341,994.06
                                                                                                        ==========  ==============

                           DVI RECEIVABLES XIX 2003-1
                                SERVICER REPORT
                     FOR THE PAYMENT DATE DECEMBER 12, 2003

III.CLASS A NOTE PRINCIPAL BALANCE

Beginning Principal Balance of the Class A Notes
               Pool A                                                                                 282,101,412.37
               Pool B                                                                                  56,224,825.59
                                                                                                      --------------
                                                                                                                      338,326,237.96
Class A Overdue Interest, if any                                                                                0.00
Class A Monthly Interest - Pool A                                                                         391,622.34
Class A Monthly Interest - Pool B                                                                          80,490.03

Class A Overdue Principal, if any                                                                               0.00
Class A Monthly Principal - Pool A                                                                     12,065,463.48
Class A Monthly Principal - Pool B                                                                      4,735,333.72
                                                                                                      --------------
                                                                                                                       16,800,797.20
Ending Principal Balance of the Class A Notes
               Pool A                                                                                 270,035,948.89
               Pool B                                                                                  51,489,491.87
                                                                                                      --------------  --------------
                                                                                                                      321,525,440.76
                                                                                                                      ==============

IV.   CLASS A NOTE PRINCIPAL BALANCE

Beginning Principal Balance of the Class A Notes
               Class A1                                                                                24,506,237.96
               Class A2a                                                                               25,200,000.00
               Class A2b                                                                               27,000,000.00
               Class A3a                                                                              229,620,000.00
               Class A3b                                                                               32,000,000.00
                                                                                                      --------------
Class A Monthly Interest                                                                                              338,326,237.96
               Class A1 (Actual Number Days/360)                                                           25,997.03
               Class A2a(Actual Number Days/360)                                                           26,670.00
               Class A2b                                                                                   35,325.00
               Class A3a(Actual Number Days/360)                                                          309,987.00
               Class A3b                                                                                   74,133.33
                                                                                                      --------------
Class A Monthly Principal
               Class A1                                                                                16,800,797.20
               Class A2a                                                                                        0.00
               Class A2b                                                                                        0.00
               Class A3a                                                                                        0.00
               Class A3b                                                                                        0.00
                                                                                                      --------------
                                                                                                                       16,800,797.20

Ending Principal Balance of the Class A Notes
               Class A1                                                                                 7,705,440.76
               Class A2a                                                                               25,200,000.00
               Class A2b                                                                               27,000,000.00
               Class A3a                                                                              229,620,000.00
               Class A3b                                                                               32,000,000.00
                                                                                                      --------------  --------------
                                                                                                                      321,525,440.76
                                                                                                                      ==============
Class A3

                           DVI RECEIVABLES XIX 2003-1
                                 SERVICER REPORT
                      FOR THE PAYMENT DATE DECEMBER 12, 2003

V.CLASS B NOTE PRINCIPAL BALANCE

  Beginning Principal Balance of the Class B Notes
               Pool A                                                                                  12,443,391.40
               Pool B                                                                                   2,480,056.75
                                                                                                     ---------------
                                                                                                                       14,923,448.14
  Class B Overdue Interest, if any                                                                              0.00
  Class B Monthly Interest - Pool A                                                                        21,983.32
  Class B Monthly Interest - Pool B                                                                         4,381.43

  Class B Overdue Principal, if any                                                                             0.00
  Class B Monthly Principal - Pool A                                                                            0.00
  Class B Monthly Principal - Pool B                                                                            0.00
                                                                                                                                0.00
                                                                                                     ---------------  --------------
  Ending Principal Balance of the Class B Notes
               Pool A                                                                                  12,443,391.40
               Pool B                                                                                   2,480,056.75
                                                                                                     ---------------  --------------
                                                                                                                       14,923,448.14
                                                                                                                      ==============
VI.CLASS C-1 NOTE PRINCIPAL BALANCE

  Beginning Principal Balance of the Class C-1 Notes
               Pool A                                                                                   4,199,004.51
               Pool B                                                                                     836,891.57
                                                                                                     ---------------
                                                                                                                        5,035,896.08
  Class C-1 Overdue Interest, if any                                                                            0.00
  Class C-1 Monthly Interest - Pool A                                                                       9,867.66
  Class C-1 Monthly Interest - Pool B                                                                       1,966.70

  Class C-1 Overdue Principal, if any                                                                           0.00
  Class C-1 Monthly Principal - Pool A                                                                          0.00
  Class C-1 Monthly Principal - Pool B                                                                          0.00
                                                                                                     ---------------
                                                                                                                                0.00

  Ending Principal Balance of the Class C-1 Notes
               Pool A                                                                                   4,199,004.51
               Pool B                                                                                     836,891.57
                                                                                                     ---------------  --------------
                                                                                                                        5,035,896.08
                                                                                                                      ==============

                           DVI RECEIVABLES XIX 2003-1
                                 SERVICER REPORT
                      FOR THE PAYMENT DATE DECEMBER 12, 2003

VII.CLASS C-2 NOTE PRINCIPAL BALANCE

  Beginning Principal Balance of the Class C-2 Notes
               Pool A                                                                                  6,583,805.18
               Pool B                                                                                  1,312,199.55
                                                                                                     --------------
                                                                                                                        7,896,004.72

  Class C-2 Overdue Interest, if any                                                                           0.00
  Class C-2 Monthly Interest - Pool A                                                                     19,861.15
  Class C-2 Monthly Interest - Pool B                                                                      3,958.47

  Class C-2 Overdue Principal, if any                                                                          0.00
  Class C-2 Monthly Principal - Pool A                                                                         0.00
  Class C-2 Monthly Principal - Pool B                                                                         0.00
                                                                                                     --------------
                                                                                                                                0.00

   Ending Principal Balance of the Class C-2 Notes
               Pool A                                                                                  6,583,805.18
               Pool B                                                                                  1,312,199.55
                                                                                                     --------------   --------------
                                                                                                                        7,896,004.72
                                                                                                                      ==============

VIII.CLASS D-1 NOTE PRINCIPAL BALANCE

   Beginning Principal Balance of the Class D-1 Notes
               Pool A                                                                                   4,637,924.83
               Pool B                                                                                     924,371.53
                                                                                                     ---------------
                                                                                                                        5,562,296.36

   Class D-1 Overdue Interest, if any                                                                           0.00
   Class D-1 Monthly Interest - Pool A                                                                     11,865.36
   Class D-1 Monthly Interest - Pool B                                                                      2,364.85

   Class D-1 Overdue Principal, if any                                                                          0.00
   Class D-1 Monthly Principal - Pool A                                                                         0.00
   Class D_1 Monthly Principal - Pool B                                                                         0.00
                                                                                                     ---------------
                                                                                                                                0.00

   Ending Principal Balance of the Class D-1 Notes
               Pool A                                                                                   4,637,924.83
               Pool B                                                                                     924,371.53
                                                                                                     ---------------  --------------
                                                                                                                        5,562,296.36
                                                                                                                      ==============

                           DVI RECEIVABLES XIX 2003-1
                                 SERVICER REPORT
                      FOR THE PAYMENT DATE DECEMBER 12, 2003

VII. CLASS D-2 NOTE PRINCIPAL BALANCE

     Beginning Principal Balance of the Class D-2 Notes
             Pool A                                                                                     3,657,669.43
             Pool B                                                                                       728,999.63
                                                                                                        ------------
                                                                                                                        4,386,669.06
     Class D-2 Overdue Interest, if any                                                                         0.00
     Class D-2 Monthly Interest - Pool A                                                                   11,765.50
     Class D-2 Monthly Interest - Pool B                                                                    2,344.95

     Class D-2 Overdue Principal, if any                                                                        0.00
     Class D-2 Monthly Principal - Pool A                                                                       0.00
     Class D-2 Monthly Principal - Pool B                                                                       0.00
                                                                                                        ------------
                                                                                                                                0.00

     Ending Principal Balance of the Class D-2 Notes
             Pool A                                                                                     3,657,669.43
             Pool B                                                                                       728,999.63
                                                                                                        ------------    ------------
                                                                                                                        4,386,669.06
                                                                                                                        ============

VIII. CLASS E-1 NOTE PRINCIPAL BALANCE

     Beginning Principal Balance of the Class E-1 Notes
             Pool A                                                                                     6,832,526.50
             Pool B                                                                                     1,361,771.32
                                                                                                        ------------
                                                                                                                        8,194,297.82
     Class E-1 Overdue Interest, if any                                                                         0.00
     Class E-1 Monthly Interest - Pool A                                                                   46,233.43
     Class E-1 Monthly Interest - Pool B                                                                    9,214.65

     Class E-1 Overdue Principal, if any                                                                        0.00
     Class E-1 Monthly Principal - Pool A                                                                       0.00
     Class E-1 Monthly Principal - Pool B                                                                       0.00
                                                                                                        ------------
                                                                                                                                0.00

     Ending Principal Balance of the Class E-1 Notes
             Pool A                                                                                     6,832,526.50
             Pool B                                                                                     1,361,771.32
                                                                                                        ------------    ------------
                                                                                                                        8,194,297.82
                                                                                                                        ============

                           DVI RECEIVABLES XIX 2003-1
                                 SERVICER REPORT
                      FOR THE PAYMENT DATE DECEMBER 12, 2003

IX. CLASS E-2 NOTE PRINCIPAL BALANCE

   Beginning Principal Balance of the Class E-2 Notes
                              Pool A                          1,463,067.78
                              Pool B                            291,599.85
                                                             -------------
                                                                                 1,754,667.63

   Class E-2 Overdue Interest, if any                                 0.00
   Class E-2 Monthly Interest - Pool A                           10,997.39
   Class E-2 Monthly Interest - Pool B                            2,191.86

   Class E-2 Overdue Principal, if any                                0.00
   Class E-2 Monthly Principal - Pool A                               0.00
   Class E-2 Monthly Principal - Pool B                               0.00               0.00

   Ending Residual Principal Balance
                              Pool A                          1,463,067.78      -------------
                              Pool B                            291,599.85       1,754,667.63
                                                             -------------      =============

IX. ISSUERS RESIDUAL PRINCIPAL BALANCE

   Beginning Residual Principal Balance
                              Pool A                         10,838,290.33
                              Pool B                          2,781,471.95
                                                             -------------      13,619,762.28

   Residual Interest - Pool A                                         0.00
   Residual Interest - Pool B                                         0.00

   Residual Principal - Pool A                                        0.00
   Residual Principal - Pool B                                        0.00               0.00

   Ending Residual Principal Balance
                              Pool A                         10,838,290.33      -------------
                              Pool B                          2,781,471.95      13,619,762.28
                                                             -------------      =============

X. PAYMENT TO SERVICER

    - Collection period Servicer Fee                                               249,812.05
    - Collection period Trustee Fee                                                 (7,648.14)
    - Servicer Advances reimbursement                                              483,049.89
    - Tax, Maintenance, Late Charges, Bank Interest and other amounts              157,263.73
                                                                                -------------
   Total amounts due to Servicer                                                   882,477.53
                                                                                =============

                           DVI RECEIVABLES XIX 2003-1
                                 SERVICER REPORT
                      FOR THE PAYMENT DATE DECEMBER 12, 2003

XI. AGGREGATE DISCOUNTED CONTRACT BALANCE

POOL A

        Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
           beginning of the related Collection Period                                                                332,757,092.12

        Aggregate Discounted Contract Balance of Additional Contracts acquired during
           Collection Period                                                                                                   0.00

        Decline in Aggregate Discounted Contract Balance                                                               6,368,739.44

        Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the                             --------------
           ending of the related Collection Period                                                                   326,388,352.68
                                                                                                                     ==============

        Components of Decline in Aggregate Discounted Contract Balance:

            - Principal portion of Contract Payments and Servicer Advances                          5,317,568.77

            - Principal portion of Prepayment Amounts                                                  32,582.93

            - Principal portion of Contracts repurchased under Indenture Agreement Section 4.02             0.00

            - Aggregate Discounted Contract Balance of Contracts that have become Defaulted
                   Contracts during the Collection Period                                           1,018,587.74

            - Aggregate Discounted Contract Balance of Substitute Contracts added during
                   Collection Period                                                                        0.00

            - Aggregate Discounted Contract Balance of Predecessor Contracts withdrawn
                   during Collection Period                                                                 0.00

                                                                                                    ------------
                                Total Decline in Aggregate Discounted Contract Balance              6,368,739.44
                                                                                                    ============

POOL B

        Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
           beginning of the related Collection Period                                                                 66,942,187.51

        Aggregate Discounted Contract Balance of Additional Contracts acquired during
           Collection Period                                                                                                   0.00

        Decline in Aggregate Discounted Contract Balance                                                               2,499,539.84

        Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the                             --------------
           ending of the related Collection Period                                                                    64,442,647.67
                                                                                                                     ==============

        Components of Decline in Aggregate Discounted Contract Balance:

            - Principal portion of Contract Payments and Servicer Advances                          2,481,181.53

            - Principal portion of Prepayment Amounts                                                  18,358.31

            - Principal portion of Contracts repurchased under Indenture Agreement Section 4.02             0.00

            - Aggregate Discounted Contract Balance of Contracts that have become Defaulted
                   Contracts during the Collection Period                                                   0.00

            - Aggregate Discounted Contract Balance of Substitute Contracts added during
                   Collection Period                                                                        0.00

            - Aggregate Discounted Contract Balance of Predecessor Contracts withdrawn
                   during Collection Period                                                                 0.00

                                                                                                    ------------
                                Total Decline in Aggregate Discounted Contract Balance              2,499,539.84
                                                                                                    ============

                                                                                                                     --------------
AGGREGATE DISCOUNTED CONTRACT BALANCE AT THE END OF THE RELATED COLLECTION PERIOD                                    390,831,000.35
                                                                                                                     ==============

                           DVI RECEIVABLES XIX 2003-1
                                 SERVICER REPORT
                      FOR THE PAYMENT DATE DECEMBER 12, 2003

XII. CUMULATIVE DETAIL OF DEFAULTED CONTRACTS*

  POOL A
                           Discounted                                     Discounted
  Lease #                 Present Value                    Lease #       Present Value
---------------------     -------------                 -------------    ---------------
#*7006253-001 (09/03)         32,381.72
#*7004897-001 (10/03)         41,273.43
#*7007647-001 (10/03)         23,184.65
#*7007167-001 (11/03)         15,268.20
#*7007778-001 (11/03)         13,533.17
#*3755-002 (12/03)           828,878.87
#*10357-001 (12/03)            3,025.37
#*2014615-001 (12/03)         57,286.03
#*7004314-002 (12/03)         20,254.59
#*7004613-001 (12/03)         10,689.28
#*7004879-003 (12/03)         50,743.95
#*7005331-001 (12/03)         47,709.65
                                                        -------------
                                          Totals:       $1,144,228.91

  POOL B
                           Discounted                                     Discounted
  Lease #                 Present Value                    Lease #       Present Value
---------------------     -------------                 -------------    ---------------
#*7005508-001 (09/03)          2,203.83
#*2923-001 (10/03)         1,394,835.91
#*3145-003 (10/03)           469,198.35
#*2922-003 (11/03)         1,299,707.61
#*3720-001 (11/03)         1,402,991.41
#*2005714-001 (11/03)         11,831.20
                                                        -------------
                                          Totals:       $4,580,768.31

  a) DISCOUNTED CONTRACT BALANCES OF ALL DEFAULTED CONTRACTS             $  5,724,997.22
  b) ADCB AT CLOSING DATE                                                $453,679,762.28
  c) (CANNOT EXCEED 6% OVER THE LIFE OF THE POOL)                                   1.26%

*ANY CONTRACT PAYMENT (OR PORTION THEREOF) DELINQUENT > 180 DAYS,

**THE SERVICER HAS DECLINED TO ADVANCE ON THE GROUNDS THAT IT IS A NONRECOVERABLE ADVANCE

#NONRECOVERABLE

                           DVI RECEIVABLES XIX 2003-1
                                 SERVICER REPORT
                      FOR THE PAYMENT DATE DECEMBER 12, 2003

XIII. CUMULATIVE DETAIL OF DELINQUENT CONTRACTS REPURCHASED*

POOL A
             Repurchases                             $             -

             Substitutions                           $             -

POOL B
             Repurchases                             $             -

             Substitutions                           $             -
                                                     ---------------
TOTAL                                                $          0.00

a) DISCOUNTED CONTRACT BALANCES OF ALL DELINQUENT
             CONTRACTS REPURCHASED                   $          0.00
b) ADCB AT CLOSING DATE                              $453,679,762.28
c) (CANNOT EXCEED 15% OVER THE LIFE OF THE POOL)                0.00%

* ANY DELINQUENT CONTRACT
  THE SERVICER HAS REPURCHASED FROM THE POOL

                           DVI RECEIVABLES XIX 2003-1
                                SERVICER REPORT
                     FOR THE PAYMENT DATE DECEMBER 12, 2003

XIV. CUMULATIVE DETAIL OF SUBSTITUTED CONTRACTS - PREPAYMENTS

POOL A
                                                                                                           Predecessor
                                                                          Discounted      Predecessor      Discounted
Lease #                       Lessee Name                                Present Value      Lease #       Present Value
----------------------------------------------------------------------   -------------    -----------    ---------------

None

                                                                         -------------                   ---------------
                                                        Totals:          $        0.00                   $          0.00

a) DISCOUNTED CONTRACT BALANCES OF ALL PREPAID CONTRACTS                                                 $          0.00
b) ADCB OF POOL A AT CLOSING DATE                                                                        $361,027,812.46
c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                                    0.00%

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS

a)  Total discounted Contract Balance of Predecessor Receivables                          $      0.00
b)  Total discounted Contract Balance of Substitute Receivables                           $      0.00
c)  If (a) > (b), amount to be deposited in Collection Account per
    Contribution & Servicing Agreement Section 7.02                                       $      0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD                    Yes           No    X
                                                                                               _____        _____

POOL B
                                                                                                          Predecessor
                                                                          Discounted      Predecessor      Discounted
Lease #                       Lessee Name                                Present Value      Lease #       Present Value
----------------------------------------------------------------------   -------------    -----------    ---------------
                              NONE

                                                                         -------------                   ---------------
                                                        Totals:          $        0.00                   $          0.00

a) DISCOUNTED CONTRACT BALANCES OF ALL PREPAID CONTRACTS                                                 $          0.00
b) ADCB OF POOL B AT CLOSING DATE                                                                        $ 92,651,949.82
c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL UNLESS RATING AGENCY
APPROVES)                                                                                                           0.00%

* ANY CONTRACT DELINQUENT > 60 DAYS OR HAS DEFAULTED (>180 DAYS),
THE SERVICER HAS FAILED TO ADVANCE, OR A BANKRUPTCY PETITION HAS
BEEN FILED

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS

a)  Total discounted Contract Balance of Predecessor Receivables                          $      0.00
b)  Total discounted Contract Balance of Substitute Receivables                           $      0.00
c)  If (a) > (b), amount to be deposited in Collection Account per
Contribution & Servicing Agreement Section 7.02                                           $      0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD                    Yes            No   X
                                                                                               _____        _____

                           DVI RECEIVABLES XIX 2003-1
                                SERVICER REPORT
                     FOR THE PAYMENT DATE DECEMBER 12, 2003

XV. CUMULATIVE DETAIL OF SUBSTITUTED CONTRACTS - NON-PERFORMING (POOL A) & GENERAL RIGHTS (POOL B)

POOL A - NON-PERFORMING
                                                                                                          Predecessor
                                                                          Discounted      Predecessor      Discounted
Lease #                       Lessee Name                                Present Value      Lease #       Present Value
----------------------------------------------------------------------   -------------    -----------    ---------------
                              NONE

                                                                         -------------                   ---------------
                                                        Totals:          $        0.00                   $          0.00

a) DISCOUNTED CONTRACT BALANCES OF ALL NON-PERFORMING CONTRACTS                                                     0.00
b) ADCB OF POOL A AT CLOSING DATE                                                                        $361,027,812.46
c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                                    0.00%

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables                          $      0.00
b)  Total discounted Contract Balance of Substitute Receivables                           $      0.00
c)  If (a) > (b), amount to be deposited in Collection Account per
    Contribution & Servicing Agreement Section 7.02                                       $      0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD                    Yes            No    X
                                                                                               ______        ______

POOL B - GENERAL CONTRACT SUBSTITUTION RIGHTS
                                                                                                          Predecessor
                                                                          Discounted      Predecessor      Discounted
Lease #                       Lessee Name                                Present Value      Lease #       Present Value
----------------------------------------------------------------------   -------------    -----------    ---------------
                              NONE

                                                                         -------------                   ---------------
                                                        Totals:          $        0.00                   $          0.00

a) DISCOUNTED CONTRACT BALANCES OF ALL CONTRACTS SUBSTITUTED                                             $          0.00
b) ADCB OF POOL B AT CLOSING DATE                                                                        $ 92,651,949.82
c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                                    0.00%

* ANY CONTRACT DELINQUENT > 60 DAYS OR HAS DEFAULTED (> 180 DAYS), THE SERVICER
  HAS DECLINED TO ADVANCE OR A BANKRUPTCY PETITION HAS BEEN FILED.

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS

a)  Total discounted Contract Balance of Predecessor Receivables                          $      0.00
b)  Total discounted Contract Balance of Substitute Receivables                           $      0.00
c)  If (a) > (b), amount to be deposited in Collection Account per
    Contribution & Servicing Agreement Section 7.02                                       $      0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD                    Yes            No    X
                                                                                               ______        ______

                           DVI RECEIVABLES XIX 2003-1
                                SERVICER REPORT
                     FOR THE PAYMENT DATE DECEMBER 12, 2003

XVI. POOL PERFORMANCE MEASUREMENTS

1. AGGREGATE DISCOUNTED CONTRACT BALANCE

CONTRACTS DELINQUENT > 90 DAYS                           TOTAL OUTSTANDING CONTRACTS
This Month                         78,507,414.59         This Month                         390,831,000.35
1 Month Prior                      52,637,965.39         1 Month Prior                      399,699,279.63
2 Months Prior                     27,675,707.58         2 Months Prior                     410,467,403.15

Total                             158,821,087.56         Total                            1,200,997,683.13

a) 3 MONTH AVERAGE                 52,940,362.52         b) 3 MONTH AVERAGE                 400,332,561.04

c) a/b                                     13.22%

2. Does a Delinquency Condition Exist (1c > 6% )?                               Yes   X      No
                                                                                    _____       ______

3. Restricting Event Check

   A. A Delinquency Condition exists for current period?                        Yes   X      No
                                                                                    _____       ______
   B. An Indenture Event of Default has occurred and is then continuing?        Yes          No
                                                                                    _____       ______

4. Has a Servicer Event of Default occurred?                                    Yes          No
                                                                                    _____       ______

5. Amortization Event Check

   A. Is 1c  > 8% ?                                                             Yes   X      No
                                                                                    _____       ______
   B. Bankruptcy, insolvency, reorganization; default/violation of any
      covenant or obligation not remedied within 90 days?                       Yes          No
                                                                                    _____       ______
   C. As of any Determination date, the sum of all defaulted contracts since
      the Closing date exceeds 6% of the ADCB on the Closing Date?              Yes          No   X
                                                                                    _____       ______

6. Aggregate Discounted Contract Balance at Closing Date      Balance    $ 453,679,762.28
                                                                         ----------------

   Aggregate Discounted Contract Balances (A.D.C.B.) of contracts listed as more than:

                                          TOTAL        % of Total
                        A.D.C.B.         A.D.C.B.       A.D.C.B.
                     -------------    --------------   ----------
30 Days Overdue      54,397,290.25    390,831,000.35    13.918%
60 Days Overdue      11,506,169.18    390,831,000.35     2.944%
90 Days Overdue      28,531,089.69    390,831,000.35     7.300%
120 Days Overdue     26,852,668.32    390,831,000.35     6.871%
150 Days Overdue     23,123,656.58    390,831,000.35     5.917%
180 Days Overdue              0.00    390,831,000.35     0.000%